UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2016, the stockholders of Flotek Industries, Inc. (the “Company”) approved the Company’s Amended and Restated 2014 Long-Term Incentive Plan (the “Amended and Restated Plan”). The terms of the Amended and Restated Plan were previously disclosed in the Company’s Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on March 23, 2016 (the “2016 Proxy Statement”). The full text of the Amended and Restated Plan was included as Exhibit A to the 2016 Proxy Statement, which is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected all of the Company’s nominees for director, approved the Company’s Amended and Restated 2014 Long-Term Incentive Plan, approved the compensation of the Company’s named executive officers on an advisory basis and ratified the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

A total of 49,017,055 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 89.4% of the outstanding shares of the Company’s common stock as of March 3, 2016, the record date for the Annual Meeting.

(1) Proposal One: Election of directors to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal. Each director was elected as follows:

Name	For	Against	Abstain	Broker Non-Votes
Ted D. Brown	39,568,228	226,953	28,520	9,193,354
John W. Chisholm	39,699,882	109,481	14,338	9,193,354
L. Melvin Cooper	39,568,827	226,453	28,421	9,193,354
Carla S. Hardy	39,576,598	224,291	22,812	9,193,354
Kenneth T. Hern	39,568,368	226,213	29,120	9,193,354
L.V. “Bud” McGuire	39,564,917	231,663	27,121	9,193,354
John S. Reiland	39,567,268	229,055	27,378	9,193,354

(2) Proposal Two: Approval of the Company’s Amended and Restated Plan. The Company’s Amended and Restated Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
38,587,574	1,195,357	40,770	9,193,354

(3) Proposal Three: Advisory Vote to Approve Executive Compensation. The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
37,476,646	2,297,385	49,670	9,193,354

(4) Proposal Four: Ratification of selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The selection of Hein & Associates LLP was ratified as follows:

For	Against	Abstain
48,955,414	18,850	42,791

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: April 25, 2016	/s/ Robert M. Schmitz
Robert M. Schmitz
Executive Vice President and Chief Financial Officer